SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): November 4, 2004

                             Tech Laboratories, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                              000-30712 22-1436279
           (Commission File Number) (IRS Employer Identification No.)

                   955 Belmont Avenue, North Haledon, NJ 07508
               (Address of Principal Executive Offices)(Zip Code)

                                 (973) 427-5333
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)   Previous Independent Auditors:

      (i) Effective October 22, 2004, Russell & Atkins, PLC ("Russell & Atkins") resigned as independent auditor for the Company due to the fact that Russell & Atkins decided that it will no longer be registered with the Public Company Accountants Oversight Board ("PCAOB"). On November 4, 2004, the Company engaged Demetrius & Company, LLC as its principal independent accountant. This decision to engage Demetrius & Company, LLC was ratified by the majority approval of the Board of Directors of the Company.

      (ii) The Company will file an amended Form 10-KSB for the year ended December 31, 2003 with financial statements that have been audited by Demetrius & Company, LLC who are registered with PCAOB. The Company will also file amended Form 10-QSBs for any period in which Charles Birnberg, the former principal independent accountant, reviewed the Company's financial statements. Management of Tech Laboratories is unaware of any disagreements with Russell & Atkins related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Through Russell & Atkins' resignation on October 22, October 1, 2004, there has been no disagreement between the Company and Russell & Atkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Russell & Atkins would have caused it to make a reference to the subject matter of the disagreement in connection with any reports.

      (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Russell & Atkins was only retained by the Company from October 11, 2004 to October 22, 2004 and therefore did not review or audit any financial statements for the Company.

      (iv) There were no disagreements with Russell & Atkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the eleven days that the Russell & Atkins was retained by the Company.

      (v) During the period October 11, 2004 to October 22, 2004, there were no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

      (vi) The Company has not requested that Russell & Atkins furnish it with a letter addressed to the SEC since Russell & Atkins did not review or audit any financial statements for the Company.

(2)   New Independent Accountants:

      (i) The Company engaged, Demetrius & Company, LLC, Wayne, New Jersey as its new independent auditors as of November 4, 2004. Prior to such date, the Company, did not consult with Demetrius & Company, LLC regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Demetrius & Company, LLC, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired:

None

(b)   Exhibits

NUMBER          EXHIBIT
------          -------

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TECH LABORATORIES, INC.


                                        By: /s/  Bernard Ciongoli
                                           -------------------------------------
                                           Bernard Ciongoli
                                           President

November 5, 2004